                                                                    EXHIBIT 10.1

                     AMENDMENT NO. 1 TO LICENSE AGREEMENT

     THIS AMENDMENT NO. 1 TO LICENSE AGREEMENT (effective January 1, 2000) (the "Agreement"), is by and between WRANGLER APPAREL CORP. ("Licensor") and GARGOYLES, INC. ("Licensee").

                             W I T N E S S E T H:

     WHEREAS, Licensor and Licensee desire to amend the Agreement,

     NOW THEREFORE, in consideration of the terms and conditions set forth below and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. Schedule II is amended in its entirety by deleting it and replacing it with the Amended Schedule II attached to this Amendment.

          2. Schedule VI - Approved Distribution is amended in its entirety by deleting it and replacing it with the Amended Schedule VI - Approved Distribution attached to this Amendment.

          3. Except as heretofore amended, the parties do hereby ratify and affirm the terms of the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their duly authorized officers in two or more counterparts, each of which shall for all purposes be deemed an original, as of the day and year first above written.

                                              WRANGLER APPAREL CORP.

                                                  /s/  Jacquelyn A. Pellegrino
                                              By: ______________________________

                                                  Title:  Authorized Signatory
                                                  Date:  August 3, 2000


                                              GARGOYLES, INC.

                                                  /s/  Leo Rosenberger
                                              By: ______________________________
                                                  Title:  CEO and CFO
                                                  Date:  August 2, 2000

                              AMENDED SCHEDULE II

               REGISTERED TRADEMARKS - UNITED STATES OF AMERICA

                              REGISTRATION              REGISTRATION
TRADEMARK                        NUMBER                     DATE               CLASS
---------                  ------------------       --------------------    -----------
WRANGLER (Stylized)             1,960,637            March 5, 1996               9

WRANGLER (Stylized)             1,807,270            November 30, 1993           9

           PENDING TRADEMARK APPLICATIONS - UNITED STATES OF AMERICA

                      APPLICATION               APPLICATION
TRADEMARK                NUMBER                     DATE             CLASS
---------           ----------------       --------------------      -----
RIATA               Not yet available                                  9

TWENTY X            Not yet available                                  9

                    PENDING TRADEMARK APPLICATIONS - CANADA

                         APPLICATION               APPLICATION
TRADEMARK                   NUMBER                     DATE             CLASS
---------              ----------------       --------------------      -----
WRANGLER (Stylized)         735,119              August 18, 1993         N/A

RIATA                  Not yet available

TWENTY X               Not yet available

                        REGISTERED TRADEMARKS - MEXICO

                              REGISTRATION              REGISTRATION
TRADEMARK                        NUMBER                     DATE               CLASS
---------                  ------------------        -------------------    -----------
WRANGLER (Rope)                  449046               December 14, 1993          9

WRANGLER (Rope) and              143882               May 20, 1993               9
W-STITCH DESIGN IN
POCKET DEVICE

WRANGLER (Stylized)              540118               January 28, 1997           9

                    PENDING TRADEMARK APPLICATIONS - MEXICO

                         APPLICATION               APPLICATION
TRADEMARK                   NUMBER                     DATE              CLASS
---------              -----------------       --------------------      -----
RIATA                  Not yet available                                   9

TWENTY X               Not yet available                                   9

                              AMENDED SCHEDULE VI

                             APPROVED DISTRIBUTION


Western Specialty Stores; Mid-Market Department Stores; AAFES; Nexcom; Sunglass Specialty Stores; Optical Retailers, including distribution to locations occupying leased, licensed or otherwise discrete space within any mass-market retail establishment, including but not limited to Target, Wal-Mart, K-Mart or Fred Meyers; Optical distributors that sell and ship to ophthalmologists, optometrists, and opticians; Farm and Fleet Stores; and catalogues published by any of such approved retailers.